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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    September 5, 1997
                                                       ------------------------


 Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles
 ----------------------------       -------------------------------------------
 (Exact Name of Registrant as               (Exact Name of Registrant as
    Specified in Charter)                      Specified in Charter)


          000-21570                                  333-32259
          ---------                                  ---------
    (Commission File No.)                      (Commission File No.)


          75-2247099                                 75-2451687
          ----------                                 ----------
        (IRS Employer                              (IRS Employer
     Identification No.)                        Identification No.)


           Delaware                                   Delaware
           --------                                   --------
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)



                         433 East Las Colinas Boulevard
                                   Suite 1130
                              Irving, Texas 75039
                              -------------------
                             (Address of Principal
                               Executive Offices)


                                 (972) 869-9020
                                 --------------
                            (Registrant's telephone
                          number, including area code)


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ITEM 2.  Acquisition or Disposition of Assets.

     On September 5, 1997, Evergreen Media Corporation, a Delaware corporation ("Evergreen" and, together with its subsidiaries, the "Company"), consummated the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated as of July 31, 1997 (the "Merger Agreement"), among Chancellor Broadcasting Company, a Delaware corporation ("Chancellor"), Chancellor Radio Broadcasting Company, a Delaware corporation ("CRBC"), Evergreen, Evergreen Media Corporation of Los Angeles, a Delaware corporation ("EMCLA") and Evergreen Mezzanine Holdings Corporation, a Delaware corporation ("EMHC"). The Merger Agreement and the transactions contemplated thereby had previously been approved by the stockholders of Evergreen at its annual stockholders meetings held on September 3, 1997 and by the stockholders of Chancellor at a special stockholders meeting held on September 3, 1997. Following grant of consent to the transactions by the Federal Communications Commission on September 4, 1997, on September 5, 1997 (i) Chancellor was merged (the "Parent Merger") with and into EMHC, a direct, wholly-owned subsidiary of Evergreen, with EMHC remaining as the surviving corporation and (ii) CRBC was merged (the "Subsidiary Merger") with and into EMCLA, a direct, wholly-owned subsidiary of EMHC, with EMCLA remaining as the surviving corporation. Upon the consummation of the Parent Merger, Evergreen was renamed Chancellor Media Corporation ("Chancellor Media") and EMHC was renamed Chancellor Mezzanine Holdings Corporation ("CMHC"). Upon the consummation of the Subsidiary Merger, EMCLA was renamed Chancellor Media Corporation of Los Angeles ("CMCLA").

     At the effective time of the Parent Merger (the "Parent Merger Effective Time"), (i) each share of Evergreen's Class A Common Stock, par value $.01 per share, and each share of Evergreen's Class B Common Stock, par value $.01 per share, outstanding immediately prior to the Parent Merger Effective Time were reclassified, changed and converted into one share of Common Stock, par value $.01 per share (the "Common Stock"), of Chancellor Media, (ii) each share of Chancellor's Class A Common Stock, par value $.01 per share, and each share of Chancellor's Class B Common Stock, par value $.01 per share, outstanding immediately prior to the Parent Merger Effective Time were converted into the right to receive 0.9091 shares of Common Stock, (iii) each share of Chancellor's 7% Convertible Preferred Stock, par value $.01 per share, outstanding immediately prior to the Parent Merger Effective Time was converted into the right to receive one share of 7% Convertible Preferred Stock of Chancellor Media with substantially identical powers, preferences and relative rights and (iv) Evergreen assumed all options to acquire shares of Chancellor's Class A Common Stock outstanding immediately prior to the Parent Merger Effective Time held by certain officers, directors, employees and consultants of Chancellor and its subsidiaries. Approximately 17.3 million shares of Chancellor Media Common Stock were issued in the Parent Merger to the former common stockholders of Chancellor, and approximately 1.8 million shares of Chancellor Media Common Stock may be issued from time to time upon the exercise of the options assumed by Chancellor Media in the Parent Merger. In addition, at the Parent Merger Effective Time, CMHC repaid all amounts outstanding under Chancellor's senior loan agreement, dated July 2, 1997, among Chancellor and Bankers Trust New York Corporation, in the principal amount of $133.0 million. CMHC utilized funds that had been distributed by EMCLA to EMHC on September 4, 1997 in the form of a dividend for payment of the principal amount due under Chancellor's senior loan agreement. EMCLA borrowed funds under its senior credit facility, dated April 25, 1997, as amended, among EMCLA, Toronto Dominion (Texas), Inc., as Administrative Agent, and the commercial banks and other financial institutions named therein (the "Senior Credit Facility"), in order to distribute such funds to EMHC on September 4, 1997. A copy of the Senior Credit Facility, listing the commercial banks and other institutional lenders thereto, has previously been filed with the Securities and Exchange Commission as Exhibit 4.10 to Evergreen's Current Report on Form 8-K, dated April 1, 1997 and filed on May 9, 1997.

     Furthermore, at the effective time of the Subsidiary Merger (the "Subsidiary Merger Effective Time"), (i) each share of CRBC's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, par value $.01 per share, outstanding immediately prior to the Parent Merger Effective Time was converted into the right to receive one share of 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock of CMCLA with substantially identical powers, preferences and relative rights, (ii) each share of CRBC's 12% Exchangeable Preferred Stock, par value $.01 per share, outstanding immediately prior to the Parent Merger Effective Time was converted into the right

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to receive one share of 12% Exchangeable Preferred Stock of CMCLA with substantially identical powers, preferences and relative rights, (iii) CMCLA assumed all of the obligations under CRBC's $200,000,000 aggregate principal amount 9 3/8% Senior Subordinated Notes due 2004 (the "9 3/8% Subordinated Notes") and the Indenture governing such securities, (iv) CMCLA assumed all of the obligations under CRBC's $200,000,000 aggregate principal amount 8 3/4% Senior Subordinated Notes due 2007 (the "8 3/4% Subordinated Notes") and the Indenture governing such securities and (v) CMCLA refinanced, through additional borrowings under the Senior Credit Facility, all amounts outstanding under CRBC's amended and restated senior credit agreement, dated July 2, 1997 (the "CRBC Credit Facility"), among CRBC, Bankers Trust Company, as Administrative Agent, and the commercial banks and other financial institutions named therein. The aggregate amount of borrowings under the CRBC Credit Facility refinanced by CMCLA consisted of principal in the amount of $416.0 million.

     The aggregate consideration paid to acquire Chancellor and its subsidiaries pursuant to the Merger Agreement was determined as a result of an arm's length negotiation between Evergreen and Chancellor, as described in the Joint Proxy Statement/Prospectus of Evergreen and Chancellor filed with the Securities and Exchange Commission on August 1, 1997 as part of Evergreen's Registration Statement on Form S-4 (Reg. No. 333-32677). Chancellor and its subsidiaries own assets that constitute plant, equipment and other physical property used in the operation of radio stations and, subject to certain radio station dispositions previously reported by the Company and Chancellor or that may be agreed upon in the future, will continue to be utilized by the Company for such purposes.

     Pursuant to the Merger Agreement, effective at the Parent Merger Effective Time, four of Evergreen's directors -- Matthew E. Devine, Kenneth J. O'Keefe, Joseph Sitrick and Eric L. Bernthal -- resigned from its Board of Directors. Simultaneously therewith, the remaining members of the Board of Directors fixed the size of the Chancellor Media Board of Directors at ten and elected six members of Chancellor's Board of Directors -- Thomas O. Hicks, Steven Dinetz, Eric C. Neuman, John H. Massey, Jeffrey A. Marcus and Lawrence D. Stuart, Jr. -- to fill vacancies on Chancellor Media's Board of Directors. Chancellor Media's Amended and Restated Certificate of Incorporation provides for a classified Board of Directors, and pursuant thereto, the members of the Chancellor Media Board of Directors were classified as follows:


                  Class I Directors --
                  --------------------

                  Perry J. Lewis
                  Eric C. Neuman



                  Class II Directors --
                  --------------------

                  James E. de Castro
                  Steven Dinetz
                  Lawrence D. Stuart, Jr.
                  Jeffrey A. Marcus



                  Class III Directors --
                  --------------------

                  Scott K. Ginsburg
                  Thomas O. Hicks
                  Thomas J. Hodson
                  John H. Massey

     Each Class I director will hold office until the 1998 annual meeting of stockholders of Chancellor Media, Class II directors will hold office until the 1999 annual meeting of stockholders of Chancellor Media, and Class III directors will hold office until the 2000 annual meeting of stockholders of Chancellor Media, and in all

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cases, until his or her respective successor is duly elected and appointed or qualified in the manner provided in Chancellor Media's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, or as otherwise provided by applicable law.

     Immediately prior to the Parent Merger Effective Time, pursuant to the Merger Agreement, Scott K. Ginsburg, the sole director of EMHC, fixed the size of the EMHC Board of Directors at ten and elected the following individuals to fill vacancies on the EMHC Board : James E. de Castro, Perry J. Lewis, Thomas
J. Hodson, Thomas O. Hicks, Steven Dinetz, Eric C. Neuman, John H. Massey, Jeffrey A. Marcus and Lawrence D. Stuart, Jr. Additionally, immediately prior to the Subsidiary Merger Effective Time, pursuant to the Merger Agreement, Mr. Ginsburg, the sole director of EMCLA, fixed the size of the EMCLA Board of Directors at ten and elected the following individuals to fill vacancies on the EMCLA Board : James E. de Castro, Perry J. Lewis, Thomas J. Hodson, Thomas O. Hicks, Steven Dinetz, Eric C. Neuman, John H. Massey, Jeffrey A. Marcus and Lawrence D. Stuart, Jr.

     At the Parent Merger Effective Time and the Subsidiary Merger Effective Time, pursuant to the Merger Agreement, the following individuals were elected as officers of each of Chancellor Media, CMHC and CMCLA:

 Thomas O. Hicks      --  Chairman of the Board
 Scott K. Ginsburg    --  President and Chief Executive Officer
 James E. de Castro   --  Co-Chief Operating Officer
 Steven Dinetz        --  Co-Chief Operating Officer
 Matthew E. Devine    --  Chief Financial Officer and Chief Accounting Officer,
                          Secretary




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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   7(a)  Financial Statements of Businesses Acquired

         Historical financial statements for Chancellor Broadcasting Company and Chancellor Radio Broadcasting Company will be provided by amendment to this Current Report on Form 8-K within 75 days of the consummation of the Merger Agreement.



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  7(b)     Pro Forma Financial Information

           Pro forma financial information reflecting the transactions contemplated by the Merger Agreement will be provided by amendment to this Current Report on Form 8-K within 75 days of the consummation of the Merger Agreement.

  7(c)     Exhibits

  (r)      2.29     Agreement and Plan of Merger, by and among Evergreen Media
                         Corporation, Chancellor Broadcasting Company and Chancellor Radio Broadcasting Company, dated as of February 19, 1997.

  (r)      2.30     Stockholders Agreement, by and among Chancellor
                         Broadcasting Company, Evergreen Media Corporation, Scott K. Ginsburg (individually and as custodian for certain shares held by his children), HM2/Chancellor, L.P., Hicks, Muse, Tate & Furst Equity Fund II, L.P., HM2/HMW, L.P., The Chancellor Business Trust, HM2/HMD Sacramento GP, L.P., Thomas O. Hicks, as Trustee of the William Cree Hicks 1992 Irrevocable Trust, Thomas
                         O. Hicks, as Trustee of the Catherine Forgrave Hicks 1993 Irrevocable Trust, Thomas O. Hicks, as Trustee of the John Alexander Hicks 1984 Trust, Thomas O. Hicks, as Trustee of the Mack Hardin Hicks 1984 Trust, Thomas
                         O. Hicks, as Trustee of Robert Bradley Hicks 1984 Trust, Thomas O. Hicks, as Trustee of the Thomas O. Hicks, Jr. 1984 Trust, Thomas O. Hicks and H. Rand Reynolds, as Trustees for the Muse Children's GS Trust, and Thomas O. Hicks, dated as of February 19, 1997.

  (y)      2.41     Amended and Restated Agreement and Plan of Merger among
                         Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company, Evergreen Media Corporation, Evergreen Media Corporation of Los Angeles and Evergreen Mezzanine Holdings Corporation, dated as of February 19, 1997 and amended and restated as of July 31, 1997.

  *        99.1     Press Release, dated September 5, 1997.

---------------------------

*        Filed herewith.

(r) Incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K, dated February 16, 1997 and filed March 9, 1997, of Evergreen Media Corporation.

(y) Incorporated by reference to the identically-numbered exhibit to the Registration Statement on Form S-4 (Reg. No. 333-32677), filed August 1, 1997, of Evergreen Media Corporation.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles



By:   /s/ Matthew E. Devine        By:   /s/ Matthew E. Devine
   --------------------------         ---------------------------------
      Matthew E. Devine                      Matthew E. Devine
      Chief Financial Officer                Chief Financial Officer



Date:  September 16, 1997




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                                 EXHIBIT INDEX


(r)      2.29       Agreement and Plan of Merger, by and among Evergreen Media
                    Corporation, Chancellor Broadcasting Company and Chancellor
                    Radio Broadcasting Company, dated as of February 19, 1997.

(r)      2.30       Stockholders Agreement, by and among Chancellor
                    Broadcasting Company, Evergreen Media Corporation, Scott K.
                    Ginsburg (individually and as custodian for certain shares held by his children), HM2/Chancellor, L.P., Hicks, Muse,
                    Tate & Furst Equity Fund II, L.P., HM2/HMW, L.P., The
                    Chancellor Business Trust, HM2/HMD Sacramento GP, L.P.,
                    Thomas O. Hicks, as Trustee of the William Cree Hicks 1992
                    Irrevocable Trust, Thomas O. Hicks, as Trustee of the
                    Catherine Forgrave Hicks 1993 Irrevocable Trust, Thomas O.
                    Hicks, as Trustee of the John Alexander Hicks 1984 Trust,
                    Thomas O. Hicks, as Trustee of the Mack Hardin Hicks 1984
                    Trust, Thomas O. Hicks, as Trustee of Robert Bradley Hicks
                    1984 Trust, Thomas O. Hicks, as Trustee of the Thomas O.
                    Hicks, Jr. 1984 Trust, Thomas O. Hicks and H. Rand
                    Reynolds, as Trustees for the Muse Children's GS Trust, and
                    Thomas O. Hicks, dated as of February 19, 1997.

(y)      2.41       Amended and Restated Agreement and Plan of Merger among
                    Chancellor Broadcasting Company, Chancellor Radio
                    Broadcasting Company, Evergreen Media Corporation,
                    Evergreen Media Corporation of Los Angeles and Evergreen
                    Mezzanine Holdings Corporation, dated as of February 19,
                    1997 and amended and restated as of July 31, 1997.

*        99.1       Press Release, dated September 5, 1997.



---------------------------

*        Filed herewith.

(r) Incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K, dated February 16, 1997 and filed March 9, 1997, of Evergreen Media Corporation.

(y) Incorporated by reference to the identically-numbered exhibit to the Registration Statement on Form S-4 (Reg. No. 333-32677), filed August 1, 1997, of Evergreen Media Corporation.